1 First Quarter 2018 Earnings Conference Call April 25, 2018

2 Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of March 31, 2018 unless otherwise noted.

3 Steven G. Bradshaw Chief Executive Officer

4 First Quarter Summary: Noteworthy items impacting Q1 profitability: • Net interest margin expansion and growth in net interest income • Strong performance from wealth management – over $100 million in wealth management total revenue for first time in company history. • Expenses well-controlled, total expenses down 4% compared to fourth quarter • Strong credit quality and negative loan loss provision • Stronger than expected quarter for mortgage banking production • Lower tax rate due to implementation of The Tax Cuts and Jobs Act. Q1 2018 Q4 2017 Q1 2017 Diluted EPS $1.61 $1.11 $1.35 Net income before taxes ($M) $136.3 $126.7 $126.8 Net income attributable to BOKF shareholders ($M) $105.6 $72.5 $88.4 $88.4 $88.1 $85.6 $72.5 $105.6 $1.35 $1.35 $1.31 $1.11 $1.61 1Q17 2Q17 3Q17 4Q17 1Q18 Net Income Net income attributable to shareholders Net income per share - diluted

5 Additional Details ($B) Q1 2018 Quarterly Growth Annualized Quarterly Growth Year over Year Growth Period-End Loans $17.3 1.1% 4.3% 2.0% Average Loans $17.3 0.5% 1.9% 0.7% Fiduciary Assets ($B) $46.6 (4.3)% (17.3)% 3.7% Assets Under Management or in Custody ($B) $78.9 (3.6)% (14.4)% 1.9% • Strong loan growth in C&I combined with renewed momentum in commercial real estate • AUM down largely due to timing of inflows and seasonality of disbursements.

6 Steven Nell Chief Financial Officer Financial Overview

7 Net Interest Revenue Net Interest Margin ($mil) Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Net Interest Revenue $219.7 $216.9 $218.5 $205.2 $201.2 Provision For Credit Losses ($5.0) ($7.0) $ -- $ -- $ -- Net Interest Revenue After Provision $224.7 $223.9 $218.5 $205.2 $201.2 Net Interest Margin 2.99% 2.97% 3.01% 2.89% 2.81% • Tax law change negatively impacted first quarter NIM by 3 basis points. • Yield on available for sale securities up 2 basis points. • Loan yields up 16 basis points. • 9 basis point increase in deposit costs. • Continued benign credit environment and declines in non-accrual and potential problem loans led to $5 million provision release in Q1.

8 Fees and Commissions Revenue, $mil Change: Q1 18 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage and Trading $30.6 (7.3%) (8.9%) (7.9%) Transaction Card 21.0 4.8% 15.5% (4.4%) Fiduciary and Asset Management 41.8 0.2% 8.3% 16.9% Deposit Service Charges and Fees 27.2 (1.9%) (2.2%) 9.0% Mortgage Banking 26.0 6.8% 3.3% (16.9%) Other Revenue 12.3 4.8% 4.9% 3.7% Total Fees and Commissions $159.0 0.2% 2.5% (0.2%) Fee and commission revenue drivers: • Brokerage and trading revenue down due to lower investment banking revenue, which was in turn related to elimination of pre-funding for municipal customers. • Strong year-over-year growth for TransFund due to double-digit growth in transaction volume and stable per- transaction revenue. • Continued strong growth from Fiduciary and Asset Management due to higher year-over-year AUM. • Stronger than expected mortgage banking revenue driven by higher gain on sale margins.

9 Expenses ($mil) Q1 2018 Q4 2017 Q1 2017 %Incr. Seq. %Incr. YOY Personnel Expense $139.9 $145.3 $136.4 (3.7%) 2.6% Other Operating Expense $104.5 $109.2 $99.1 (4.3%) 5.4% Total Operating Expense $244.4 $254.5 $235.5 (3.9%) 3.8% • Personnel expense down in Q1 due to lower-than-expected incentive compensation expense. • Professional fees and services down as expected due to acceleration of spend into Q4. • OREO expense includes property value write-down of $5 million. • Mortgage banking costs lower due to declining delinquency rates and lower levels of on-balance-sheet government backed loans.

10 Forecast and Assumptions 2018 Expectations  Mid-single-digit loan growth  Available-for-sale securities flat to slightly down  Modest growth in net interest margin  Assuming two additional Fed rate hikes in 2018 (June and September) with continued active management and control of deposit pricing  Mid-single-digit growth in net interest income  Low-single-digit revenue growth from fee-generating businesses  Low-single-digit expense growth  Bias toward additional loan loss reserve releases in the first half of 2018  Blended federal and state effective tax rate 22-23% going forward

11 Stacy Kymes EVP-Corporate Banking Norm Bagwell EVP-Regional Banking

12  Strong growth in energy, healthcare, and middle market C&I  CRE headwinds subsiding  Overall loan growth in line with BOKF forecast  Middle market banking aided by strength in heavy equipment lending and expansion of Native American banking business. ($mil) Mar 31 2018 Dec 31 2017 Mar 31 2017 Seq. Loan Growth YOY Loan Growth Energy $2,969.6 $2,930.2 $2,537.1 1.3% 17.0% Services 2,928.3 2,986.9 3,013.4 (2.0%) (2.8%) Healthcare 2,359.9 2,314.8 2,265.6 1.9% 4.2% Wholesale/retail 1,531.6 1,471.3 1,506.2 4.1% 1.7% Manufacturing 559.7 496.8 543.4 12.7% 3.0% Other 570.6 534.1 461.3 6.8% 23.7% Total C&I $10,919.7 $10,734.0 $10,327.1 1.7% 5.7% Commercial Real Estate 3,506.8 3,480.0 3,871.1 0.8% (9.4%) Residential Mortgage 1,945.8 1,973.7 1,946.3 (1.4%) 0.0% Personal 965.6 965.8 847.5 0.0% 13.9% Total Loans $17,337.9 $17,153.4 $16,991.9 1.1% 2.0% Loan Portfolio

13 Key Credit Quality Metrics $207.6 $245.4 $225.6 $187.9 $180.1 $- $50.0 $100.0 $150.0 $200.0 $250.0 1Q17 2Q17 3Q17 4Q17 1Q18 Energy Non-Accruals Other Non-Accruals 1.52% 1.49% 1.47% 1.37% 1.32% 0.00% 0.50% 1.00% 1.50% 2.00% 1Q17 2Q17 3Q17 4Q17 1Q18 Combined Allowance for Credit Losses to Period End Loans -0.02% 0.04% 0.08% 0.27% 0.03% -0.50% 0.00% 0.50% 1.00% 1.50% 1Q17 2Q17 3Q17 4Q17 1Q18 Net charge offs (annualized) to average loans  No material signs of stress in any loan portfolio  Nonaccrual loans down 4.2% sequentially  Minimal net charge-offs of 3 basis points for the first quarter.  Appropriately reserved for any potential issues with a combined allowance of 1.32%

14 Steven G. Bradshaw Chief Executive Officer Closing Remarks

15 Question and Answer Session